                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

                             (Amendment No. _____)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_] Preliminary Proxy Statement         [_] Confidential, for Use of the
                                            Commission Only
                                            (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           DYNACQ INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee is required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

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(5)       Total fee paid:

--------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No:

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(3)   Filing Party:

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(4)   Date Filed:

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

                           DYNACQ INTERNATIONAL, INC.
                      10304 INTERSTATE 10 EAST, SUITE 369
                             HOUSTON, TEXAS  77029

                    Notice of Annual Meeting of Shareholders

Dear Shareholder:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Dynacq International, Inc., a Nevada corporation (the "Company") will be held in the conference room of the Company's Professional Building located at 4301-A Vista, Pasadena, Texas 77504, on August 26, 1999, at 10:00 a.m., Houston time, for the following purposes:

     (1) The election of four (4) Directors to serve until the Year 2000 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

     (2) To ratify the appointment of Wood Harper & Associates, P.C. as the Company's independent auditors to examine the accounts of the Company for the calendar year ending August 31, 1999; and

     (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors fixed July 27, 1999, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Holders of record of the Company's common stock, par value $.001 per share (the "Common Stock") at the close of business on the Record Date are entitled to vote on all matters coming before the Meeting or any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be maintained in the Company's offices at 10304 Interstate 10 East, Suite 369, Houston, Texas 77029 for ten days prior to the Meeting and may be inspected during normal business hours.

     The Annual Report to shareholders on Form 10-KSB for the calendar year ended August 31, 1998 (the"Annual Report") in which financial statements of the Company are included, was mailed prior to this Proxy Statement. Other than as specifically incorporated by reference herein, the Annual Report does not form any part of the material for solicitation of proxies.

        Your vote is important. The voting stock of the Company should be represented as fully as possible at the Meeting. The enclosed proxy is solicited by the Board of Directors of the Company. Whether or not you plan to attend the Meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided, which requires no postage if mailed within the United States. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Meeting.

                                By Order of the Board of Directors

                                /s/ PHILIP CHAN
                                ------------------------------------------------
Houston, Texas                  Philip Chan, Vice President & CFO
July 30, 1999

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                           DYNACQ INTERNATIONAL, INC.
                      10304 INTERSTATE 10 EAST, SUITE 369
                             HOUSTON, TEXAS  77029


                                PROXY STATEMENT

     This Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's Annual Meeting of Shareholders to be held August 26, 1999, at 10:00 a.m., Houston time in the conference room of the Company's Professional Building located at 4301-A Vista, Pasadena, Texas 77504, and at any adjournments or postponements thereof (the "Meeting") for the purposes set forth in the accompanying notice. This Proxy Statement, the foregoing notice and the enclosed proxy are being mailed to shareholders on or about July 30, 1999, to the Company's Shareholders of record as of July 27, 1999 (the "Record Date").

     The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon and otherwise in accordance with the judgment of the persons designated as proxies. In the absence of instructions, the shares will be voted "FOR" all four nominees to the Board of Directors and "FOR" the ratification of Wood Harper & Associates, P.C. as the Company's independent auditors.

     Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

VOTING SECURITIES

     At the close of business on July 27, 1999, the Record Date fixed for the determination of shareholders entitled to notice of and to vote at the Meeting, there were 3,289,045 shares of the Company's Common Stock outstanding each of which will be entitled to one vote per share on all proper business brought before the Meeting. The presence at the Meeting, in person or by proxy, of the holders of 40% of the Company's outstanding shares of Common Stock will constitute a quorum. All matters brought before the Meeting at which a quorum is present will be decided by a majority of the shares represented in person or by proxy, except that with respect to the election of directors, the four nominees who receive the greatest number of votes cast for election will be the duly elected Directors of the Company. Shareholders do not have cumulative voting rights in the election of directors. In determining whether a quorum is present, executed proxies representing shares that are voted "Withhold" or "Abstain" and shares for which a broker indicates that it does not have discretionary authority will be treated as present and entitled to vote for purposes of determining a quorum, however, such shares will not be treated as votes in favor of any matter submitted. If a quorum is not present or represented by proxy, the shareholders entitled to vote at the Meeting, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted at the Meeting as originally called.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of July 27, 1999, regarding the ownership of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director, (iii) the Company's executive officers, and (iv) all directors and executive officers of the Company, as a group. The business address of each officer and director listed below is: c/o Dynacq International, Inc., 10304 Interstate 10 East, Suite 369, Houston, Texas 77029.

                       NAME AND ADDRESS            NUMBER OF SHARES AND
 TITLE OF CLASS       OF BENEFICIAL OWNER     NATURE OF BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-----------------   -----------------------   ------------------------------   -----------------
Common Stock        Chiu Moon Chan                             2,271,219 /1/              69.05%
Common Stock        Ella Chan                                  2,271,219 /1/              69.05%
Common Stock        Philip Chan                                   95,277 /2/               2.90%
Common Stock        Stephen L. Huber                                   0                   0.00%
Common Stock        Earl R. Votan                                      0                   0.00%
Common Stock        Glenn Rodriguez                               60,062 /3/               1.89%
Common Stock        Officers and Directors                     2,426,558                  74.00%
                    as a group (6)

/1/ Includes (i) 1,695,547 shares held individually by Chiu Moon Chan, (ii) 474,281 shares held in the name of Mr. Chan's spouse, and (iii) 101,938 shares held by two of Mr. Chan's minor children. Mr. Chan disclaims any beneficial ownership of the shares held by his spouse and minor children. Mrs. Chan disclaims any beneficial ownership of the shares held by her spouse and minor children.

/2/Includes (i) 39,402 shares which may be acquired by Mr. Philip Chan pursuant to options granted to him in May 1996 exercisable at $3.75 and expiring May 14, 2001, (ii) 20,000 shares which may be acquired by Mr. Chan pursuant to options granted to him on December 18, 1997, which are exercisable at $1.375 and expire on December 18, 2002, and (iii) 24,000 shares which may be acquired by Mr. Chan pursuant to options granted to him on January 4, 1999, which are exercisable at $2.375 per share on January 4, 2000 and thereafter, and which expire on January 3, 2004.

/3/Includes options to purchase 22,500 shares which are exercisable at $1.375 and expire on December 18, 2002, which were granted on December 18, 1997, and 30,000 shares which may be acquired by Mr. Rodriguez pursuant to options granted to him on January 4, 1999, which are exerciseable at $2.375 on January 4, 2000 and thereafter, and which expire on January 3, 2004.

                             ELECTION OF DIRECTORS

NOMINEES

     At the Meeting, the shareholders will elect four directors to hold office until the Year 2000 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of the Board of Directors' nominees listed below.

     The Board of Directors believe that all nominees are willing to serve as directors. If a nominee at the time of his election is unable or unwilling to serve or is otherwise unavailable for election, and as a result another nominee is designated by the Board of Directors, the persons named in the enclosed proxy or their substitute(s) will vote for any nominee designated by the Board of Directors to fill the vacancy. If a quorum is present and voting, the four nominees receiving the highest number of votes will be elected to the board of Directors. Shares for which voting authority is withheld and broker nonvotes are not counted for electing directors and are the equivalent of a "no" vote.

The nominees for election as directors, together with certain information about them, are as follows:

NAME                  AGE                         POSITION

Chiu Moon Chan         46   Chairman of the Board of Directors, Chief Executive
                            Officer, President and Secretary (July 1992-Present)
Philip Chan            47   Vice President - Finance, CFO and Treasurer/Director
                            (July 1992-Present)
Stephen L. Huber       48   Director  (July 1992-Present)
Earl R. Votaw          72   Director  (July 1992-Present)

     CHIU MOON CHAN has served as a director and as the Company's President, Secretary and Chief Executive Officer since July 1992. Mr. Chan is a registered pharmacist and since May 1978, was employed by various health care service organizations in Houston, Texas prior to his affiliation with the Company. Mr. Chan earned a Bachelor of Science degree in Pharmacy from the University of Houston.

     PHILIP CHAN has served as a director and as the Company's Vice President -- Finance, CFO and Treasurer since July 1992. Mr. Chan earned advanced accounting degrees from the University of Houston and is a CPA in the State of Texas. Mr. Chan has previous corporate and outside accounting experience. He is not related to Chiu Moon Chan.

     STEPHEN L. HUBER is a registered pharmacist and earned a Bachelor of Science degree in Pharmacy from the University of Houston. Since December 1991, Mr. Huber served as the Deputy Division Head for patient care services at the University of Texas M.D. Anderson Cancer Center. Mr. Huber joined M.D. Anderson in 1984 as Assistant Director of Operations. Mr. Huber joined Cortex Communications, Inc., a medical education company, as President and Chief Operating Officer. Mr. Huber remains as a research consultant at M.D. Anderson.

     EARL R. VOTAW retired in December 1993. He earned a Bachelor of Arts degree from the University of the Americas in Mexico City and a certificate of graduation from the Graduate School of Mortgage Banking from Northwestern University of Chicago. Prior to his retirement, Mr. Votaw served as a director and as the President and Chief Executive Officer of Capital Bank, a Texas chartered bank located in Houston, Texas.


SIGNIFICANT EMPLOYEES

     GLENN RODRIGUEZ, age 52, earned a B.B.A. in Accounting from Florida International University in Miami, Florida, graduating in 1976. Mr. Rodriguez has served as the CEO of Vista Healthcare, Inc., a majority-owned subsidiary of the Company since March 1997, and prior to that served as the Chairman and CEO of Surgical Care Center of Texas, an outpatient surgical facility in Pasadena, Texas.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers, and shareholders who beneficially own more than 10% of the Company's Common Stock, are required to file reports of stock ownership and changes with the Securities and Exchange Commission and to furnish the Company with copies of all stock reports they file. Based solely upon the Company's review of Forms 3, 4, and 5 filed by the Company's officers and directors and persons who beneficially own 10% or more of the Company's Common Stock and the written representations of such persons, the Company is not aware that any of such persons failed to timely file the foregoing forms during the last fiscal year, except for the failure by Mr. Philip Chan to timely file a Form 5 to report options to acquire 20,000 shares under the Company's 1995 Incentive Stock Option Plan granted to him on December 18, 1997. As of the date of this Proxy Statement, Mr. Philip Chan has filed all required reports.


MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors met or took action by written consent one (1) time during fiscal year 1998. Each of the directors attended or acted upon at least seventy-five percent of the aggregate number of Board of Director meetings, consents, and Board of Director committee meetings or consents, as applicable, held or acted upon during fiscal year 1998.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has two committees, an Audit Committee and a Compensation Committee, each comprised of two independent directors, Stephen L. Huber and Earl R. Votaw. The Audit Committee recommends the annual appointment of the Company's auditors, and is charged with reviewing the scope of audit and non-audit assignments and related fees, accounting principals used by the Company in financial reporting, internal auditing procedures and the adequacy of the Company's internal control procedures. The Compensation Committee administers the Company's Stock Option Plans and makes recommendations to the Board of Directors regarding compensation for the Company's executive officers. Each committee met or took action by written consent one (1) time during fiscal year 1998. The Company does not have a nominating committee to select nominees for election to the Company's Board of Directors. Nominees are chosen by the entire Board of Directors.

COMPENSATION OF DIRECTORS

     The Company has four individuals who serve as directors, two of which are independent. Messrs. Chiu Chan and Philip Chan receive compensation with respect to their services and in their capacities as executive officers of the Company and no additional compensation is paid for their services to the Company as directors. The remaining directors are not employees of the Company and receive no compensation for their services as directors. However, Mr. Huber receives a consulting fee from the Company of $1,000 per month. See "Certain Transactions." In addition, pursuant to the Company's 1995 Non-Qualified Stock Option Plan for Consultants and Non-Employee Directors each independent director is eligible to receive options to purchase shares of the Company's Common Stock at an exercise price which is not less than the market price for the Company's Common Stock on the date of grant. The Board of Directors of the Company is authorized by the foregoing plan to determine the date of grant, the number of shares subject to, and the exercise price of, any options granted pursuant thereto. No options were granted to the independent directors in the last fiscal year.


EXECUTIVE COMPENSATION

     The following table contains information with respect to all cash compensation paid or accrued by the Company during the past three fiscal years to the Chief Executive Officer of the Company. No other officer individually received annual cash compensation exceeding $100,000 during the past three fiscal years.

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                              Fiscal                                Long-Term
Name/Principal Position       Year      Salary    Bonus   Other    Compensation
-----------------------       ------   --------   -----   ------   ------------
  Chiu Chan, CEO                1998   $ 80,000    $-0-   $  -0-           $-0-
  "             "               1997    100,000     -0-      -0-            -0-
  "             "               1996    160,000     -0-    6,010            -0-

     Pursuant to the Company's 1995 Incentive Stock Option Plan, options to purchase 68,882 shares were granted on May 14, 1996, which number includes 39,402 options granted to Mr. Philip Chan. The remaining options were granted to approximately ten (10) nonexecutive employees of the Company and its subsidiaries. These options are exercisable at $3.75 per share and expire May 14, 2001. The Board of Directors has also adopted a 1995 Non-Qualified Stock Option Plan for Consultants and Non-Employee Directors, and a total of 43,750 options were granted to two consultants during fiscal 1996 under that plan. In December 1997, the Company granted ten (10) employees options to purchase 106,250 shares in the aggregate at an exercise price of $1.38 per share which expire December 18, 2002, including options for 20,000 shares issued to Philip Chan and 22,500 to Glenn Rodriguez. No options were issued to or exercised by a named executive officer in fiscal 1998. In addition, on January 4, 1999, the Company granted six (6) persons the option to purchase an aggregate of 88,000 shares at an exercise price of $2.375 per share, including options to purchase 24,000 and 30,000 shares granted to Messrs. Philip Chan and Glenn Rodriguez respectively. The options are exercisable one (1) year from the date of grant and expire on January 4, 2004.


                              CERTAIN TRANSACTIONS

     Mr. Huber, a director of the Company, receives a consulting fee from the Company of $1,000.00 per month in exchange for consultation services regarding patient care for the Company's in-home infusion therapy and other matters. Mr. Huber received $12,000 in fiscal 1999.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the firm of Wood Harper & Associates, P.C. as independent auditors of the Company for its fiscal year ending August 31, 1999, and is submitting such selection to the Company's shareholders for their ratification. The Board of Directors recommends that such appointment be approved by the shareholders. Wood Harper & Associates, P.C. has served as the Company's independent auditors for the last two fiscal years. The affirmative vote of a majority of the shares of Common Stock present or represented at the Meeting is necessary to ratify the appointment of Wood Harper & Associates, P.C. A representative of Wood Harper & Associates, P.C. is expected to be present at the Meeting. If the foregoing appointment is not ratified, the Board of Directors will consider the appointment of other accountants in fiscal 1999 and thereafter but shall not be required to change accountants. If Wood Harper & Associates, P.C. declines to act or otherwise becomes incapable of performing, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to fiscal year 1999 will again be subject to shareholder ratification.


                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

     Management of the Company is not aware of any matters other than those set forth in this Proxy Statement which will be presented for action at the Meeting. If any other matters should properly come before the Meeting, the persons authorized under the proxies solicited by the Board of Directors of the Company shall vote and act with respect thereto according to their best judgment.

     Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in the Year 2000 must be submitted to the Company by December 31, 1999, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

     The Company will bear the cost of the solicitation of the Board of Directors' proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees
and   fiduciaries  in  forwarding  such  materials  to beneficial  owners.  In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or facsimile by directors, officers and regular employees of the Company, and no additional compensation will be paid to such individuals.

     Upon the written request of any beneficial owner of the Company's Common Stock, the Company will provide a copy of the exhibits to its Annual Report on Form 10-KSB upon the receipt of a reasonable fee for its expenses incurred in furnishing such exhibits. The Company will also make available to its shareholders following any written request thereafter, without charge, copies of its quarterly reports or Form 10-QSB following the Company's filing thereof with the Securities and Exchange Commission.

                                REVOCABLE PROXY
                           DYNACQ INTERNATIONAL, INC.
                      10304 INTERSTATE 10 EAST, SUITE 369
                             HOUSTON, TEXAS  77029


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Chiu Moon Chan and Philip S. Chan, or either of them, with full power of substitution, attorneys and proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Dynacq International, Inc. (the "Company") to be held on August 26, 1999, in the conference room of the Company's Professional Building located at 4301-A Vista, Pasadena, Texas 77504, at 10:00 a.m., Houston time, and any and all adjournments or postponements thereof, and directs them to vote as follows:

     (1) The election of four (4) Directors to serve until the year 2000 Annual Meeting or until their respective successors are duly elected and qualified;

[_]    FOR the nominees listed below           [_]    WITHHOLD AUTHORITY
(except as indicated to the contrary below)    to vote for all nominees

Nominees:
Chiu Chan, Philip S. Chan, Stephen L. Huber and Earl R. Votaw


INSTRUCTION:   To withhold authority to vote for any individual nominee, write the nominee's name on the following line:
                                           -------------------------------------

(2) Ratification of the appointment of Wood Harper & Associates, P.C. as independent auditors of the Company for its fiscal year ending August 31, 1999.

            [_]    FOR       [_]    AGAINST         [_]    ABSTAIN


(3) With discretionary authority on any other matter which may properly come before the meeting.


     You are encouraged to specify your choices by making the appropriate boxes above but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. If no specification is made this Proxy will be voted FOR the proposal. Your shares cannot be voted unless you sign and return this card.

     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AS A SHAREHOLDER OF THE COMPANY. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, OFFICER, PARTNER, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN SHARES ARE HELD BY JOINT TENANTS BOTH SHOULD SIGN.


DATED:                              , 1999
       -----------------------------


------------------------------------     --------------------------------------
(Print Full Name of Shareholder)         (Signature of Shareholder)



------------------------------------
(Insert title of above signatory if
shareholder is not an individual)

No postage is required if returned in the enclosed envelope and mailed in the United States. Shareholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.